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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005
                                                         (January 1, 2005)


                        STATE AUTO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           Ohio                           0-19289                 31-1324304
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


      518 East Broad Street, Columbus, Ohio                     43215-3976
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       (614) 464-5000
                                                     ------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The Board of Directors of State Auto Financial Corporation (the "Company") has approved a new compensation package for non-employee, or outside directors, of the Company. Effective January 1, 2005, the Company's outside directors began receiving the following compensation, based on the recommendation of the Compensation Committee's consultant:

         1.       $25,000 annual retainer for each outside director;

         2. $5,000 annual retainer for each committee chair, except for the chair of the Company's Audit Committee;

         3. $10,000 annual retainer for the chair of the Company's Audit Committee; and

         4. $1,000 per meeting fee for each Board and committee meeting attended in person or telephonically.

         The Company also anticipates presenting an amended equity award plan for outside directors for approval by shareholders at the Company's 2005 annual meeting of shareholders.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STATE AUTO FINANCIAL CORPORATION


Date:  February 23, 2005              By  /s/ Steven J. Johnston
                                          ----------------------
                                          Treasurer and Chief Financial Officer